SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT Pursuant

to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2001 (March 19, 2001)

Digital Commerce International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State of Other Jurisdiction of Incorporation)

02-0337028

(Commission File Number (IRS Employer Identification No.)

650-1199 West Hastings Street, Vancouver B.C. V6E 3T5

(Address of Principal Executive Offices) (Zip Code)

604.601.0885

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

Effective March 19, 2001, the registrant terminated Grant Thornton LLP, which had served as the registrant's independent accountants since December 6, 1999, as its auditor, within the meaning of Item 304(a)(1)(i) of Regulation S-K of the Securities and Exchange Commission. The decision to change accountants was approved by the Board of Directors of the registrant.

Grant Thornton LLP's report on the registrant's financial statements for the fiscal year ended 1999 contained no adverse opinions or disclaimer of opinions, and was not qualified as to audit scope, accounting principles, or uncertainties.

The registrant notified Grant Thornton LLP that during the two most recent fiscal years and the period from October 31, 1999 to March 19, 2001 there were no disputes between the registrant and Grant Thornton LLP as to matters of accounting principles or practices, financial statement disclosure, or audit scope of procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The registrant requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter received by the registrant from Grant Thornton LLP with respect to the registrant's request, addressed to the Securities and Exchange Commission, is filed as Exhibit 16.1 to this Form 8-K/A.

On March 19, 2001, the registrant engaged Crouch, Bierwolf & Associates as its new independent accountants following its termination of Grant Thornton LLP. The registrant's Board of Directors approved the engagement of Crouch, Bierwolf & Associates as its independent auditors with respect to the registrant's fiscal year ending October 31, 2000.

During the most recent fiscal year and through March 19, 2001, the registrant had not consulted with Crouch, Bierwolf & Associates regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor oral advice was provided that Crouch, Bierwolf & Associates concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.
(a) Financial Statements. Not Applicable.

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(b) Pro Forma Financial Information. Not Applicable.

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(c) Exhibits.

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Exhibit 16.1 / Letter from Grant Thornton LLP dated March 26,

2001/ Re-affirmed December11, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Commerce International, Inc.

Date: December 11, 2001 (March 26, 2001) By: /s/ John W. Combs

John W. Combs, Principal Financial Officer

December 11, 2001 (March 26, 2001)

Securities and Exchange Commission
Washington, D.C. 20549

Re: Digital Commerce International, Inc.
File No. 02-0337028

Dear Sir or Madam:

We have read Item 4 of the Form 8-K/A of Digital Commerce International, Inc. dated December 11, 2001, and agree with the statements contained therein except for information in the fourth paragraph relating to the engagement of Crouch Bierwolf & Associates and information in the fifth paragraph relating to consultation with Crouch Bierwolf & Associates about which we have no knowledge.

Very truly yours,
/s/ Grant Thornton LLP